                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant [X]
Filed by a party other than the registrant [_]

Check the appropriate box:
[_]   Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_]   Definitive Proxy Statement
[_]   Definitive Additional Materials
[X]   Soliciting Material Under Rule 14a-12

                              MKS INSTRUMENTS, INC.
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]   No fee required
[_]   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i) (1), 14a-6(i)(2) or
      Item 22(a) of Schedule 14A.
[_]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)  Title of each class of securities to which transaction applies:
      (2)  Aggregate number of securities to which transaction applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
      (4)  Proposed maximum aggregate value of transaction:
      (5)  Total fee paid:

[_]   Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)  Amount previously paid:
      (2)  Form, schedule or registration statement no.:
      (3)  Filing party:
      (4)  Date filed:

                                                  Filed by MKS Instruments, Inc.
               Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934
                                          Subject Company: MKS Instruments, Inc.
                                                    Commission File No.: 0-23621

SAFE HARBOR PASSAGE

Statements in this filing regarding the benefits of the proposed business combination transaction, including future financial and operating results, timing of the closing of the transaction, and the benefits of the transaction, are forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations or beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The following important factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: failure of MKS' stockholders to approve the transaction; costs related to the transaction; the difficulty the market may have in valuing the MKS/ENI business model; the risk that MKS' and ENI's businesses will not be integrated successfully; the failure of the combined business to realize anticipated benefits of the transaction; and other economic, business, competitive and/or regulatory factors affecting MKS' business generally, including those factors set forth in the company's filings with the Commission, including the most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q. MKS is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

THE FOLLOWING PRESS RELEASE WAS ISSUED ON WEDNESDAY, OCTOBER 31, 2001:

[MKS LOGO]

                                                           FOR IMMEDIATE RELEASE

                                                     INVESTOR RELATIONS CONTACT:
                                                                  Ronald Weigner
                                        Vice President & Chief Financial Officer
                                                           MKS Instruments, Inc.
                                                                    978.975.2350
                                                         ron_weigner@mksinst.com

            MKS INSTRUMENTS ANNOUNCES DEFINITIVE AGREEMENT TO ACQUIRE
                          THE ENI DIVISION OF EMERSON


     COMBINATION CREATES BROAD SUBSYSTEM SUPPLIER TO THE SEMICONDUCTOR AND
                          THIN FILM EQUIPMENT INDUSTRY.

                   ADDS COMPLEMENTARY RF AND DC POWER DELIVERY
                  SUBSYSTEM PRODUCTS TO MKS' PRODUCT PORTFOLIO

         October 31, 2001, Andover, Mass. -- MKS Instruments, Inc. (NASDAQ:
MKSI), a leading supplier of gas measurement, control and analysis products used in semiconductor and other advanced thin-film manufacturing processes, today announced that it has entered into a definitive agreement to acquire the ENI division of Emerson (NYSE: EMR). ENI is a leading supplier of solid-state radio frequency (RF) and direct current (DC) plasma power supplies, matching networks and instrumentation to the semiconductor and thin-film processing industries. The acquisition further expands MKS' comprehensive suite of products and is part of the Company's ongoing strategy to augment its product and technology portfolio, and to provide higher added value subsystems for its key OEM and end-user customers. ENI, based in Rochester, NY, is a global company that employs more than 600 people worldwide. ENI has R&D, engineering and manufacturing operations in the United States and Asia and a worldwide sales and service organization.

         Under the terms of the agreement, MKS will issue 12 million shares of common stock to Emerson in exchange for the businesses and assets of ENI. Based on MKS' closing stock price on October 30, 2001 of $20.91, the transaction is valued at $251 million. MKS will also assume approximately $3.5 million of net debt. The Board of Directors of MKS has unanimously approved the transaction. Completion of the acquisition is subject to customary closing conditions, including the approval of MKS' shareholders. After the close of the transaction, Emerson will own approximately 24 percent of MKS' outstanding stock, and Emerson President James Berges will join the MKS Board of Directors. The transaction is expected to be completed in the first calendar quarter of 2002 and is anticipated to be accretive to MKS' cash earnings per share in 2002 without the inclusion of synergies.

         ENI's products will become part of a technologically advanced product family that includes MKS' pressure management subsystems, vacuum subsystem products, advanced materials delivery products, process monitor products, digital process control network products, plasma and reactive gas generator products, and FTIR - based gas and thin-film measurement products.

         ENI's products complement the portfolio of MKS' ASTeX Products group, the leading supplier of plasma and reactive gas solutions. The acquisition adds critical solid-state power conversion technology to MKS' core capability in plasma management, and enables MKS to offer more highly integrated and higher performance products to its OEM and end-user customers. ENI will become the ENI Products group of MKS. The operations of ENI Products will continue to be managed by ENI's current President, Ed Maier, who will become Vice President and General Manager, ENI Products, and will report to Dr. Peter Younger, President and Chief Operating Officer of MKS.

         The transaction is consistent with MKS' objective of expanding its core technologies and product offering through strategic acquisitions. MKS Chairman and CEO John Bertucci said, "By combining ENI's strength in power delivery subsystems and ASTeX's expertise in reactive gas generation and plasma technology, we are confirming MKS' commitment to providing our customers with application solutions for their leading edge products. Together, we will increase our critical mass, broaden our technology base and strengthen our ability to serve our customers."

         James Berges stated further, "We, at Emerson, are excited about this strategic combination and look forward to remaining a long-term partner and supporter of MKS. ENI is a power conversion company, but its focus on the semiconductor capital equipment market is not mainstream to Emerson's Network Power business. Nevertheless, we like the long term, through-the-cycle growth characteristics of semiconductors, and see the combination of MKS and ENI as a way to realize broader and deeper participation in this market."

         Management will host a conference call on Wednesday, October 31 at 8:00 a.m. (EST) to discuss the transaction. To participate on the audio portion of the call, please dial 800-219-6110 (domestic) or 303-262-2130 (international) at least five minutes before start time.

         For further information on ENI's products and technology, visit www.enipower.com. For information on MKS and to view a presentation related to the transaction, visit www.mksinst.com.

--------------------------------------------------------------------------------

MKS Instruments, Inc. is a leading worldwide developer, manufacturer and supplier of instruments, components and subsystems used to measure, control, and analyze gases in semiconductor manufacturing and similar industrial manufacturing processes and a leading developer, manufacturer and supplier of reactive gas generation and power delivery products. MKS Instruments, Inc. sold products to more than 4,000 customers in 2000. In addition to semiconductors, MKS' products are used in processes to manufacture a diverse range of products, such as optical filters, fiber optic cables, flat panel displays, magnetic and optical storage media, medical equipment, architectural glass, solar panels and gas lasers.

This report may contain projections or other forward-looking statements regarding future events or the future financial performance of MKS. These projections or statements are only predictions. Actual events or results may differ materially from those in the projections or other forward-looking statements set forth herein. Among the important factors that could cause actual events to differ materially from those in the projections or other forward-looking statements are the challenges and risks involved with integrating the operations of MKS and ENI, potential fluctuations in quarterly results, dependence on new product development, rapid technological and market change, acquisition strategy, manufacturing and sourcing risks, volatility of stock price, international operations, financial risk management, and future growth subject to risks. Readers are referred to MKS' filings with the Securities and Exchange Commission, including its most recent filings on Form 10-K and 10-Q, for a discussion of these and other important risk factors concerning MKS and its operations.

                                       ###

SLIDES:


Slide #1


                              MKS INSTRUMENTS, INC.

                          Strategic Acquisition of ENI
                                 31 October 2001

       [MKS LOGO]
Technology for Productivity

     -           ASTeX(R)
     -           Baratron(R)
     -           D.I.P.(TM)
     -           HPS(R)
     -           Mass-Flo(R)
     -           On-Line(TM)
     -           Spectra(TM)
     -           ENI

Slide #2                                                              [MKS LOGO]

Introduction

                                  JOHN BERTUCCI
                       Chairman & Chief Executive Officer
                                 MKS Instruments

                                  JAMES BERGES
                                    President
                                     Emerson

                                   RON WEIGNER
                    Vice President & Chief Financial Officer
                                 MKS Instruments

Slide #3

                                                                     [MKS LOGO]

SAFE HARBOR PASSAGE

This presentation may contain forward-looking statements that are made under the safe harbor provisions of the Securities Litigation Reform Act of 1995. Such statements are estimates which involve risks and uncertainties. Actual results may vary significantly from those stated in forward-looking statements. Further information regarding risk factors can be found in the Company's filings with the Securities and Exchange Commission.

Slide #4

                    TRANSACTION SUMMARY & STRATEGIC OVERVIEW

                                  John Bertucci

                                 Chairman & CEO

                                 MKS Instruments
       [MKS LOGO]
Technology for Productivity

     -           ASTeX(R)
     -           Baratron(R)
     -           D.I.P.(TM)
     -           HPS(R)
     -           Mass-Flo(R)
     -           On-Line(TM)
     -           Spectra(TM)
     -           ENI

Slide #5                                                             [MKS Logo]

TRANSACTION SUMMARY

  STRUCTURE                -        MKS stock issued to Emerson in exchange for
                                    businesses and assets of ENI

  CONSIDERATION            -        12 million shares of MKS common stock (23%
                                    of pro forma MKS common stock*)

  BOARD MEMBERSHIP         -        James Berges, President of Emerson

  EMERSON'S MKS SHARES     -        One year lock-up; subsequent registration
                                    rights

  KEY CLOSING CONDITIONS   -        MKS stockholder approval
                           -        Other customary approvals

  EXPECTED CLOSING         -        Q1 2002



* Fully diluted shares outstanding based on treasury stock method as of October 30, 2001.

                                                                      [MKS Logo]

Slide #6

COMPLEMENTARY TECHNOLOGIES...
INTEGRATED SOLUTIONS

[MKS logo]
Technology for Productivity

-    Leading OEM subsystem solution provider for gas & vacuum-based processes

-    High-value, integrated product offerings for diverse and growing markets

-    Positioned to benefit from supply chain evolution

-    World-class global infrastructure

-    Successful integrator of strategic acquisitions

[ENI logo]

- Leading supplier of RF and DC plasma power supplies, matching networks and instrumentation to the semiconductor and thin film processing industries

-    Strong OEM customer base

-    Global footprint

-    Strong financial performance

-    Seasoned management team

                                                                      [MKS LOGO]

Slide #7

STRATEGIC COMBINATION FOR
PROFITABLE GROWTH

-    Adds critical solid-state power conversion technology to MKS' portfolio

-    MKS' plasma and ENI power delivery highly synergistic

-    Offers more highly integrated and higher value/performance products

-    Leverages R&D investment

-    Customer and Market diversity

-    Leverages global infrastructure and supply chain management

-    Strong geographical and cultural fit

- Augments MKS' position as a leading provider of OEM subsystem solutions to the semiconductor capital equipment industry

- Expected to be accretive to MKS' cash EPS in 2002 (without inclusion of synergies)

                                                                      [MKS LOGO]

Slide #8

SUPPLY CHAIN EVOLUTION

          Chip                                                 Capital                               Instrument
        Design &      Chip         Process       Process      Equipment    Subsystem    Subsystem    Component
       Marketing   Manufacture   Integration   Development   Manufacture    Design     Manufacture   Technology
70's      FAB         FAB            FAB           FAB           FAB          FAB          FAB           MKS
80's      FAB         FAB            FAB           FAB           OEM          OEM          OEM           MKS
90's      FAB         FAB            FAB           OEM           OEM          OEM          MKS           MKS
Now       FAB         FAB            OEM           OEM           OEM          MKS          MKS           MKS

                                                                      [MKS LOGO]


Slide #9

CRITICAL PROCESS TECHNOLOGIES...
GROWING MARKETS

[First part of diagram shows the following Semiconductor processes:

            RTP
            Epi
            Etch
            CMP
            Diffusion
            Vacuum Processes
            Strip
            Ion Implant
            Clean
            CVD
            PVD
            ECD
            SEM

"~two thirds of wafer fab processes are controlled by MKS' products"

"virtually every chip in the world is made with MKS' products"]

[Second part of the diagram shows applications, other than semiconductor, which are made using the same processes, specifically

            Flat Panel Displays
            Micro-Machined Devices
            MRI
            Magnetic/Optical Storage Media
            Freeze Dried Pharmaceuticals
            Sterilized Medical Instruments
            Optical Filters & Fibers
            LEDs
            Solar Cells
            Lasers]

[Third part of diagram shows the growing markets that use these products, specifically

            Telecommunications
            Internet Infrastructure
            Consumer Electronics
            Pharmaceutical & Medical
            PCs
            Automotive Electronics]

                                                                      [MKS LOGO]

Slide #10

MKS CORE PRODUCTS

[Diagram of the process chamber, including the following products:

            Materials Delivery System
            Gas Panel Instruments
            Gas Box Instruments]

[Diagram of process chamber described above, adding on:

            Process Monitor
            Pressure Measurement]

[Diagram of process chamber described above, adding on:

            Control Valve
            Adaptive Controller
            Vacuum Components/Subsystems]

[Diagram of process chamber described above, adding on:

            Digital Control Network]

[Diagram of process chamber described above, adding on:

            Ozone Generator]

[Diagram of process chamber described above, adding on:

            Reactive Gas Generators]

[Diagram of process chamber described above, adding on:

            Power Generators

            uW]

[Diagram of process chamber described above, adding on:

            Gas Monitor]

[Diagram of process chamber described above, adding on:

            Exhaust Monitor]

[Diagram of process chamber described above, adding on:

            Wafer Monitor]

[Diagram of process chamber described above, adding on each of the ENI products:

            RF Match
            RF
            DC]

                                                                      [MKS LOGO]

Slide #11

COMPREHENSIVE PRODUCT OFFERINGS

[Photos of product from the following product groups:

          Pressure Measurement & Control
          Materials Delivery
          Spectra
          On-Line
          D.I.P.
          ASTeX
          ENI
          HPS]

Integrated Subsystems

*    Improve Productivity & Performance
*    Reduce Size & Manufacturing Complexity
*    Reduce Customer Total Cost

                                                                      [MKS LOGO]

Slide #12

DELIVERING INTEGRATED SUBSYSTEMS

[Slide shows pictures of the following integrated subsystems

            Helium Cooling Subsystem
            Flow Verification Subsystem
            Effluent Management Subsystem
            Pressure Control Subsystem
            Resist Strip Subsystem
            Chamber Clean Subsystem]

                                                                      [MKS Logo]

Slide #13

Industry Landscape

                             Vacuum    Vacuum                     Leak              Digital
         Pressure   Flow   Components  Gauges    Subsystems   Detectors    Monitor  Network


MKS         X         X         X         X           X           X           X
Aera                                                  X
Edwards                         X         X                       X
Helix                                     X                                            X
Inficon                         X         X                       X           X
MDC                             X
Mykrolis    X         X
Nor-Cal                         X
STEC                  X
Unit                  X
Varian                          X         X                       X
AE
Analogic
Daihen
Ebara
Sumitomo



                                Reactive
            Ozone    Liquozone    Gas       uW       FTIR
                                           Power

MKS           X          X         X            X        X
Aera
Edwards
Helix
Inficon
MDC
Mykrolis
Nor-Cal
STEC
Unit
Varian
AE                                 X
Analogic
Daihen                                          X
Ebara         X          X
Sumitomo      X          X




         Solid-State                    RF Matching
         RF Power      DC Power         Networks         V/I Sensors
ENI          X             X                X                 X
Aera
Edwards
Helix
Inficon
MDC
Mykrolis
Nor-Cal
STEC
Unit
Varian
AE           X             X                X                 X
Analogic     X
Daihen       X                              X
Ebara
Sumitomo

Source: Company estimates of market participants with share >5%

                                                                      [MKS LOGO]

Slide #14

CUSTOMER & MARKET DIVERSITY
4,000+ ACTIVE CUSTOMERS WORLDWIDE

          SEMICONDUCTOR CAPITAL EQUIPMENT                                  SEMICONDUCTOR MANUFACTURERS
          -------------------------------                   -------------------------------------------------------------------
[ ] Applied Materials            [ ]  Novellus              [ ]  AMD           [ ] Mitsubishi           [ ] ST Microelectronics
[ ] ASM                          [ ]  Semitool              [ ]  Fujitsu       [ ] Motorola             [ ] Siemens
[ ] Axcelis                      [ ]  Silicon Valley        [ ]  Hitachi       [ ] National Semi        [ ] TI
[ ] Genus                             Group (ASML)          [ ]  Hyundai       [ ] NEC                  [ ] Toshiba
[ ] Hitachi                      [ ]  Tokyo Electron        [ ]  IBM           [ ] Philips              [ ] TSMC
[ ] Lam Research                 [ ]  ULVAC                 [ ]  Intel         [ ] Samsung              [ ] UMC
                                 [ ]  Varian                [ ]  Micron

                                                              SPECIALTY
              DATA STORAGE AND FPD                           GAS SUPPLIERS                   DIVERSE PROCESSES
              --------------------                           -------------                ------------------------
[ ] AKT                          [ ]  NEC                  [ ]  Air Liquide         [ ] Abbott Labs   [ ] GE
[ ] Alcatel                      [ ]  Seagate              [ ]  Air Products        [ ] Delco         [ ] Johnson & Johnson
[ ] Anelva                       [ ]  Sharp                [ ]  BOC                 [ ] Ford          [ ] Philips Medical
[ ] CVC                          [ ]  Toshiba              [ ]  Kinetics                              [ ] OSRAM
[ ] Komag                        [ ]  Unaxis               [ ]  Nippon Sanso                          [ ] Westinghouse
[ ] Lucent                       [ ]  Veeco                [ ]  Praxair

Source: Internal MKS and ENI information. ENI information adjusted for MKS fiscal year.

                                                                      [MKS LOGO]

Slide #15

ESTABLISHED GLOBAL INFRASTRUCTURE

[Diagram of world showing locations of MKS facilities and ENI locations]

-           12 MKS Manufacturing Facilities
-           34 MKS Customer Support Centers
-           New ENI Locations

Slide #16

                              ENI COMPANY OVERVIEW

[MKS Logo]                         James Berges

Technology for Productivity         President

                                Emerson Electric


          -           ASTeX(R)
          -           Baratron(R)
          -           D.I.P.(TM)
          -           HPS(R)
          -           Mass-Flo(R)
          -           On-Line(TM)
          -           Spectra(TM)
          -           ENI

Slide #17                                                             [MKS Logo]

EMERSON VIEWPOINT

-            Long-term partnership

-            Powerful strategic combination

-            Broader participation in semiconductor OEM market

Slide #18                                                             [MKS Logo]

ENI OVERVIEW

- ENI founded in May 1969 and was acquired by Emerson in 1999 as part of acquisition of Astec (BSR) plc

-        ENI's product suite includes

[Slide shows pictures of the following products:

            DC Generators
            RF Generators
            RF V/I Probes
            RF Match]

Slide #19                                                             [MKS Logo]

ENI PROCESS APPLICATIONS

[Slide shows the semiconductor processes and applications, other than semiconductor, specifically

            RTP
            Epi
            Etch
            CMP
            Diffusion
            Vacuum Processes
            Strip
            Ion Implant
            Clean
            CVD
            PVD
            ECD
            SEM
            Flat Panel Displays
            Micro-Machined Devices
            MRI
            Magnetic/Optical Storage Media
            Freeze Dried Pharmaceuticals
            Sterilized Medical Instruments
            Optical Filters & Fibers
            LEDs
            Solar Cells
            Lasers

highlighting the applications of ENI products, specifically

            Etch
            Strip
            Ion Implant
            CVD
            PVD
            ECD]

Slide #20

                               FINANCIAL OVERVIEW

                                   Ron Weigner
[MKS Logo]
                              Vice President & CFO
Technology for Productivity
                                 MKS Instruments


     -           ASTeX(R)
     -           Baratron(R)
     -           D.I.P.(TM)
     -           HPS
     -           Mass-Flo(R)
     -           On-Line(TM)
     -           Spectra(TM)
     -           ENI

Slide #21
                                                                      [MKS Logo]
PRO FORMA FINANCIAL STATISTICS
LTM IN # MILLIONS (1)

                                                       MKS                   ENI                 COMBINED                 ENI %
                                                       ---                   ---                 --------                 -----
         REVENUE                                      $380.6               $108.9                  $489.5                   22.2%

         GROSS PROFIT                                  147.2                 47.0                   194.2                   24.2%

         EBITA(2)                                       29.9                 20.7                    50.6                   40.9%

         CASH NET INCOME                                22.9                 12.3                    35.2                   34.9%

EXPECTED TO BE ACCRETIVE TO MKS' 2002 CASH EPS (WITHOUT INCLUSION OF SYNERGIES)

(1) Financial information excludes non-recurring charges; ENI historical information pro forma to eliminate Emerson internal charges and to add estimated changes of being a stand-alone entity

(2) Excluding non-recurring charges and Other Income and Expense.

                                                                      [MKS Logo]

Slide #22

TOP 10 CUSTOMERS (LTM)

  MKS                                      ENI                                   COMBINED
  ---                                      ---                                   --------
- Air Products                           - Applied Materials                   - Applied Materials
- Applied Materials                      - Lam                                 - Intel
- Intel                                  - March Instruments                   - Kinetics
- Kinetics                               - Novellus                            - Lam
- Lam                                    - Philips Medical                     - Novellus
- Novellus                               - STS                                 - Philips Medical
- Philips Medical                        - TEL                                 - TEL
- TEL                                    - Ulvac                               - Ulvac
- Ulvac                                  - Unaxis                              - Unaxis
- Varian                                 - Veeco                               - Varian

                                                                      [MKS Logo]

Slide #23

PRO-FORMA REVENUE MIX

[Pie chart showing Revenue by Industry as follows:

          Semiconductor Equipment -- 75%
          Semi Fabs -- 6%
          Pharm., Diverse, Vacuum -- 11%
          Other Thin Film -- 7%]

[Pie chart showing Revenue by Region as follows:

          US -- 74%
          Asia -- 16%
          Europe -- 10%]

* Calendar Year 2000 Combined

                                                                      [MKS Logo]

Slide #24

PRO FORMA HISTORICAL PERFORMANCE *

[Graphical display showing MKS' Revenue from 1997 through 2000 and LTM ranging from approximately $140M to $494M; MKS' EBITA from 1997 through 2000 and LTM ranging from approximately $9M to $96M; and ENI's Revenue for 2000 and LTM ranging from approximately $109M to $123M; ENI's EBITA for 2000 and LTM ranging from approximately $20M to $32M]

Pro Forma EBITA Margin
     1997-13%
     1998- 6%
     1999-15%
     2000-21%
      LTM-10%

* Pro Forma for ASTeX combination for 2000 and LTM only. Excluding non-recurring charges and Other Income and Expense.

                                                                      [MKS Logo]

Slide #25

PRO-FORMA COMBINED BALANCE SHEET

                  ($ MILLIONS)                              SEPT 30, 2001
                  ------------                              -------------
                  Cash Investments                                $148.7

                  Total Debt                                       $38.8

                  Stockholders' Equity*                           $614.9

                  Current Ratio                                      4.8

*Based on valuing transaction shares at the MKS closing price on October 30, 2001.

                                                                      [MKS Logo]

Slide #26

EMERSON'S MKS SHARES

[Pie chart showing Pro Forma Ownership as follows:

     Management -- 3.6%
     Principal Shareholders -- 29.6%
     Emerson -- 23.3%
     Retail -- 12.3%
     Top 15 Institutions -- 20.6%
     Other Institutions -- 10.6%]

EMERSON REGISTRATION RIGHTS AND RESALE RESTRICTIONS

Transfer Restrictions         5% Maximum

Lock-Up                       1 Year

Registration Rights
--   Number                   3

--   Terms                    Maximum of 1 per 12 month period, share number
                              cumulatively and evenly spread on monthly basis after lock-up period expires

Minimum Size                  2 million shares

* Fully diluted shares outstanding based on treasury stock method as of October 30, 2001.
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
                                                                      [MKS Logo]

Slide #27

SUMMARY

-    Strengthens leadership as OEM subsystem solutions provider

- Complementary MKS plasma and ENI power supply products provide higher value, world-class plasma delivery subsystems

-    Leverage infrastructure, supply chain management and R&D

-    Strong foundation for higher growth and profitability

- Expected to be accretive to MKS' cash EPS in 2002 (without inclusion of synergies)
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
Slide #28

                              MKS INSTRUMENTS, INC.

                           Technology for Productivity

       [MKS LOGO]
Technology for Productivity

     -           ASTeX(R)
     -           Baratron(R)
     -           D.I.P.(TM)
     -           HPS(R)
     -           Mass-Flo(R)
     -           On-Line(TM)
     -           Spectra(TM)
     -           ENI


OTHER IMPORTANT INFORMATION:

Investors and stockholders are urged to read the proxy statement, which will be filed with the Securities and Exchange Commission by MKS, because it will contain important information. The proxy statement (when it is available) will be sent to stockholders of MKS seeking their approval of the proposed transaction. A free copy of the proxy statement (when it is available) and other documents filed by MKS with the Commission are available for free at the Commission's web site at www.sec.gov. MKS stockholders may also obtain the proxy statement and these other documents without charge by directing a request to:
Ronald C. Weigner, Vice President and Chief Financial Officer, MKS Instruments, Inc. Six Shattuck Road, Andover, Massachusetts, 01810, telephone: (978) 975-2350. MKS and its directors, executive officers, employees and certain other persons may be deemed to be participants in the solicitation of proxies from MKS' stockholders to approve the proposed transaction. Such individuals may have interests in the proposed business combination transaction, including as a result of holding options or shares of the companies. A detailed list of the names, affiliations and interests of the participants in the solicitation will be contained in MKS' proxy statement to be filed with the Commission with respect to the proposed business combination transaction.

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